UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2024

Central Index Key Number of the issuing entity: 0002037111

BANK5 2024-5YR10

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-257991-13	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K, dated October 2, 2024 and filed on October 4, 2024 (the “Form 8-K”), with respect to BANK5 2024-5YR10. The purpose of this amendment is to make clerical and other minor revisions to the previously filed Exhibit 4.1 and Exhibit 99.19. Accordingly, Exhibit 4.1 to the Form 8-K is hereby replaced in its entirety by the corrected version of the agreement attached hereto as Exhibit 4.1 and Exhibit 99.19 to the Form 8-K is hereby replaced in its entirety by the corrected version of the agreement attached hereto as Exhibit 99.19. No other changes have been made to the Form 8-K other than the changes described above.

Section 9. Financial Statements and Exhibits.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits.
	4.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
	99.19	Primary Servicing Agreement, dated as of October 1, 2024, between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, relating to the primary servicing of the Bay Plaza Community Center Whole Loan, the Kimpton Journeyman Hotel Mortgage Loan, the International Plaza II Whole Loan and the 175 Remsen Street Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By: /s/ Lee Green

Name: Lee Green

Title: Managing Director

Dated: October 16, 2024

BANK5 2024-5YR10 – 8-K/A

Exhibit Index

Exhibit No.	Description
4.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
99.19	Primary Servicing Agreement, dated as of October 1, 2024, between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, relating to the primary servicing of the Bay Plaza Community Center Whole Loan, the Kimpton Journeyman Hotel Mortgage Loan, the International Plaza II Whole Loan and the 175 Remsen Street Whole Loan.